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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): OCTOBER 14, 1998

                          SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                            0-20765                       54-1746596
  (State or other jurisdiction of                (Commission                (I.R.S. Employer
   incorporation of organization)                 File Number)              Identification No.)
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                           9401 LEE HIGHWAY, SUITE 300
                             FAIRFAX, VIRGINIA 22031
              (Address of principal executive offices) (Zip Code)

                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         Sunrise Assisted Living, Inc. (the "Company") and First Union National
Bank of North Carolina (the "Rights Agent") entered into Amendment No. 1 to
Rights Agreement, dated as of December 17, 1998 ("Amendment No. 1"), which provided for certain changes to the Rights Agreement, dated as of April 25, 1996, between the Company and the Rights Agent.

         Amendment No. 1 is attached to this Current Report on Form 8-K as
Exhibit 99(a) and is hereby incorporated by reference herein and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                           99(a). Amendment No. 1 to Rights Agreement, dated as of December 17, 1998, between the Company and First Union National Bank of North
                                    Carolina.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUNRISE ASSISTED LIVING, INC.
                                      (Registrant)


Date:December 18, 1998                By:  /s/ David W. Faeder
     ------------------                    -------------------
                                           David W. Faeder
                                           President and Chief Financial Officer




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                                INDEX OF EXHIBITS

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
Exhibit No.                       Exhibit Name                                   Page
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
99(a).                    Amendment No. 1 to Rights Agreement, dated as of
                          December 17, 1998, between the Company and First
                          Union National Bank of North Carolina.
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